EXHIBIT 4.1





                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated June 17, 2002 in the Amendment No. 2 to the Registration Statement (Form S-6 No. 333-87754) and related Prospectus of Claymore Securities Defined Portfolios, Series 124.




                                  /s/ Ernst & Young LLP
                                -------------------------
                                ERNST & YOUNG LLP


Kansas City, Missouri
June 17, 2002